Schedule of Investments (Unaudited)		September 30, 2022
Monetta Young Investor Growth Fund
NUMBER OF SHARES		VALUE
COMMON STOCKS - 48.4%
Consumer Cyclical - 4.8%
Automobile-2.2%
30,000	Ford Motor Co.	$336,000
1,500	Tesla, Inc. *	397,875
		733,875

Leisure Service-1.4%
2,000	Netflix, Inc. *	470,880

Media-Radio/TV-1.2%
4,000	Walt Disney Co. *	377,320

Financial - 8.6%
Bank-Money Center-4.8%
15,000	JPMorgan Chase & Co.	1,567,500

Finance-Miscellaneous-3.8%
4,300	MasterCard, Inc. - CL A	1,222,662

Healthcare - 3.1%
Healthcare-Patient Care-3.1%
2,000	UnitedHealth Group, Inc.	1,010,080

Retail - 11.2%
Retail-Major Chain-4.3%
3,000	Costco Wholesale Corp.	1,416,810

Retail-Specialty-6.9%
20,000	Amazon.com, Inc. *	2,260,000

Technology - 20.7%
Computer Data Storage-8.5%
20,000	Apple, Inc.	2,764,000

Computer-Software-3.6%
5,000	Microsoft Corp.	1,164,500

Electronic-Semiconductor-1.2%
6,000	Advanced Micro Devices, Inc. *	380,160

Internet-7.4%
20,000	Alphabet, Inc. - CL C *	1,923,000
3,600	Meta Platforms, Inc. - CL A *	488,448
		2,411,448

Total Common Stocks (Cost $6,417,809)		15,779,235

EXCHANGE TRADED FUNDS - 51.2%
34,300	SPDR S&P 500 Trust (a)	12,251,274
13,500	Vanguard S&P 500	4,432,050
Total Exchange Traded Funds (Cost $8,326,892)		16,683,324

MONEY MARKET FUNDS - 0.6%
191,657	First American Government Obligations Fund - Class X, 2.78%^	191,657
Total Money Market Fund (Cost $191,657)		191,657

	Total Investments (Cost $14,936,358) - 100.2%	32,654,216
	Liabilities in Excess of Other Assets - (0.2)%	(54,930)
	TOTAL NET ASSETS - 100.0%	$32,599,286

*	Non-Income Producing.
(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information of this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	Rate shown is the seven day effective yield at September 30, 2022.
Industry classification provided by William O’Neil & Co., Inc.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of September 30, 2022, the Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Common Stocks	$15,779,235	$-	$-	$15,779,235
Exchange Traded Funds	16,683,324	-	-	16,683,324
Money Market Funds	191,657	-	-	191,657
Total Investments in Securities	$32,654,216	$-	$-	$32,654,216

Refer to the Schedule of Investments for futher information on the classification of investments.